UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 26, 2011

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (603) 589-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 26, 2011, the stockholders of Ezenia! Inc. (the “Company”) approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, which provides for the declassification of the Company’s Board of Directors.  The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on the same date.  Under the Company’s Amended and Restated Certificate of Incorporation, as amended by the Charter Amendment, directors will stand for election for one-year terms expiring at the next succeeding annual meeting of the Company’s stockholders.  In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.  The Charter Amendment also provides that directors may be removed, with or without cause, by the vote of holders of a majority of the shares of the Company’s stock entitled to vote for the election of directors.  Previously, the Company’s Amended and Restated Certificate of Incorporation permitted the removal of directors by such vote only for cause.  This change to the director removal provisions was necessary because, under Delaware law, directors of companies that do not have classified boards may be removed by the stockholders either with or without cause.

On July 22, 2011, the Board of Directors of the Company approved an amendment (the “By-Law Amendment”) to the Amended and Restated By-Laws of the Company, which was contingent upon the approval of the Charter Amendment by the Company’s stockholders.  The By-Law Amendment became effective upon the effectiveness of the Charter Amendment on July 26, 2011.  Similar to the Charter Amendment, the By-Law Amendment provides for the annual election of directors and the removal of directors, with or without cause, by the vote of holders of a majority of the shares of the Company’s stock entitled to vote for the election of directors.

The foregoing descriptions of the Charter Amendment and By-Law Amendment are qualified in their entirety by reference to the copies of the Charter Amendment and By-Law Amendment filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K, which are incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders

On July 26, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Meeting”).  At the Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors; elected Paul D. Sonkin, Larry Snyder, George Q. Stevens, Samuel A. Kidston, and Donald C. Jones as directors, each to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal; and also ratified the appointment of Moody, Famiglietti & Andronico, LLP as the independent auditors of the Company for fiscal 2011.

As of the record date for the Meeting, there were 15,601,601 shares of common stock of the Company outstanding and entitled to vote.  The 13,634,713 shares represented at the Meeting were voted as follows:

1.               Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors

For	Against	Abstain	Broker Non-Votes
12,200,168	1,348,141	86,404	-0-

2.               Election of Directors

	For	Withheld	Broker Non-Votes
Paul D. Sonkin	4,286,532	1,430,914	7,917,267
Larry Snyder	3,551,763	1,731,829	7,917,267
George Q. Stevens	4,272,216	1,445,230	7,917,267
Samuel A. Kidston	4,309,532	1,407,914	7,917,267
Donald C. Jones	4,309,532	1,407,914	7,917,267

3.               Ratification of appointment of Moody, Famiglietti & Andronico, LLP as independent auditors for fiscal 2011

For	Against	Abstain	Broker Non-Votes
12,014,637	1,431,964	188,112	-0-

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Ezenia! Inc., dated July 26, 2011

3.2	Amendment to Amended and Restated By-Laws of Ezenia! Inc, effective July 26, 2011

99.1	Presentation to Stockholders for 2011 Annual Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: July 28, 2011	By:	/s/ Larry Snyder
Larry Snyder
President & Chief Executive Officer